SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 7, 2002


                          HOLLYWOOD CASINO CORPORATION
                                HWCC-TUNICA, INC.
               (Exact name of Registrant as specified in charter)



          DELAWARE                       33-48887                75-2352412
           TEXAS                 (Commission file number)        75-2513808
(State or other jurisdiction                                  (I.R.S. employer
     of incorporation)                                       identification no.)


                         TWO GALLERIA TOWER, SUITE 2200
                                 13455 NOEL ROAD
                               DALLAS, TEXAS 75240
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 392-7777


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
ITEM 5.    OTHER EVENTS.

           Hollywood Casino Corporation, a Delaware corporation (the "Company"), Penn National Gaming, Inc., a Pennsylvania corporation ("Parent"), and P Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of August 7, 2002 (the "Merger Agreement"), pursuant to which, and subject to the conditions thereof, the Company will become a wholly-owned subsidiary of Parent through the merger of Merger Sub with and into the Company.

           In connection with the Merger Agreement, Parent, the Company and certain stockholders of the Company executed and delivered Stockholder Agreements, pursuant to which such stockholders have, among other things, covenanted to vote in favor of the adoption of and otherwise to support the Merger Agreement. Also, in connection with the Merger Agreement, the Company and Continental Stock Transfer & Trust Company ("Continental") amended that certain Rights Agreement, dated as of May 7, 1993, by and between the Company and Continental. A copy of the Merger Agreement is attached hereto as Exhibit 2.1, the Stockholder Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, and the Amendment to
Rights Agreement is attached hereto as Exhibit 10.13. A copy of the press release announcing the transactions contemplated by the Merger Agreement is attached hereto as Exhibit 99.1. Such Exhibits are incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)       Not applicable.

           (b)       Not applicable.

           (c)       Exhibits.
                     --------

   Exhibit Number                               Description
   --------------                               -----------

        2.1       -        Agreement and Plan of Merger, dated as of August 7,
                           2002, by and among the Company, Parent and Merger
                           Sub*

        10.1      -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Edward T. Pratt,
                           Jr.*

        10.2      -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Edward T. Pratt
                           III*

        10.3      -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Jack E. Pratt, Sr.*

        10.4      -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and William D. Pratt*


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
        10.5      -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Maria A. Pratt*

        10.6      -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Sharon Pratt
                           Naftel*

        10.7      -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Diana Pratt Wyatt*

        10.8      -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Carolyn Pratt
                           Hickey*

        10.9      -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Michael Shannan
                           Pratt*

        10.10     -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Jill Pratt
                           LaFerney*

        10.11     -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and John R. Pratt*

        10.12     -        Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and William D. Pratt,
                           Jr.*

        10.13     -        Amendment to Rights Agreement, dated as of August 7,
                           2002, by and between the Company and Continental*

        99.1      -        Press Release, dated as of August 7, 2002*


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 *     Filed herewith.



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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HOLLYWOOD CASINO CORPORATION

Dated: August 8, 2002             By: /s/ Walter E. Evans
                                      ------------------------------------------
                                      Walter E. Evans
                                      Executive Vice President, General Counsel
                                      and Secretary




                                  HWCC-TUNICA, INC.

Dated: August 8, 2002             By: /s/ Walter E. Evans
                                      ------------------------------------------
                                      Walter E. Evans
                                      Executive Vice President, General Counsel
                                      and Secretary








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
                                INDEX TO EXHIBITS

Exhibit Number                                 Description
--------------                                 -----------

      2.1       -          Agreement and Plan of Merger, dated as of August 7,
                           2002, by and among the Company, Parent and Merger
                           Sub*

      10.1      -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Edward T. Pratt,
                           Jr.*

      10.2      -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Edward T. Pratt
                           III*

      10.3      -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Jack E. Pratt, Sr.*

      10.4      -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and William D. Pratt*

      10.5      -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Maria A. Pratt*

      10.6      -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Sharon Pratt
                           Naftel*

      10.7      -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Diana Pratt Wyatt*

      10.8      -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Carolyn Pratt
                           Hickey*

      10.9      -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Michael Shannan
                           Pratt*

      10.10     -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and Jill Pratt
                           LaFerney*

      10.11     -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and John R. Pratt*

      10.12     -          Stockholder Agreement, dated as of August 7, 2002, by
                           and among Parent, the Company and William D. Pratt,
                           Jr.*

      10.13     -          Amendment to Rights Agreement, dated as of August 7,
                           2002, by and between the Company and Continental*



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
      99.1      -          Press Release, dated as of August 7, 2002*



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*     Filed herewith.
















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